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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                           July 8, 2005 (July 8, 2005)

                           HEMISPHERX BIOPHARMA, INC.
               (Exact Name of Registrant as Specified in Charter)

                           Delaware 0-27072 52-0845822
             (State or Other Jurisdiction (Commission (IRS Employer
               of Incorporation) File Number) Identification No.)

              1617 JFK Boulevard, Philadelphia, Pennsylvania, 19103 (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.
Item 3.02         Unregistered Sales of Equity Securities

On July 8, 2005, Hemispherx Biopharma, Inc.. (the "Company") entered into a Common Stock Purchase Agreement ("Purchase Agreement") with Fusion Capital Fund II, LLC, ("Fusion Capital"). Pursuant to the terms of the Purchase Agreement, Fusion Capital has agreed to purchase from the Company up to $20,000,000 of the Company's common stock over a period of approximately twenty-five (25) months. Pursuant to the terms of a Registration Rights Agreement, dated as of July 8, 2005, the Company agreed to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission covering the shares which are issued to or may be issued to Fusion Capital under the Purchase Agreement. Once the Registration Statement has been declared effective, each trading day during the term of the Purchase Agreement the Company has the right to sell to Fusion Capital up to $40,000 of the Company's common stock at a purchase price equal to the lower of the lowest trade price of Company's common stock on such date or the arithmetic average of the three lowest closing trade prices of the Company's common stock during the immediately preceding 12 trading day period.. At the Company's option under certain conditions, Fusion Capital can be required to purchase greater amounts of common stock during a given period In connection with entering into the Purchase Agreement, the Company issued to Fusion Capital 402,798 shares of its common stock. This offering was made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

The Company anticipates using the proceeds from this financing to extend its New Brunswick facility for the production of Ampligen(R) and Alferon N injections, as well as for general corporate purposes.

A copy of the Common Stock Purchase Agreement is attached hereto as Exhibit 10.1, and a copy of the Registration Rights Agreement is attached hereto as
Exhibit 10.2.





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Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits:

       10.1          Common Stock Purchase Agreement, dated July 8, 2005
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       10.2          Registration Rights Agreement, dated July 8, 2005
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                                                         Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 8, 2005

                                                 HEMISPHERX BIOPHARMA, INC.

                                                 /s/ William A. Carter
                                                 ------------------------------
                                                Name: William A. Carter, M.D.
                                                Title:Chief Executive Officer